SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2021

AMERICAN CANNABIS COMPANY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	Commission File Number 000-26108	90-1116625 (I.R.S. Employer Identification Number)

2590 Walnut Street #6, Denver, Colorado 80205

(Address of Principal Executive Offices and Zip Code)

(303) 974-4770

(Issuer's telephone number)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Exchange on Which Registered
Common	AMMJ	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

FORWARD-LOOKING STATEMENTS

This filing, including the Exhibits attached hereto, contains “forward-looking statements” and information within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the “safe harbor” created by those sections. These forward-looking statements include, but are not limited to, statements concerning our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements and you should not place undue reliance on our forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that could cause our actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the risks set forth from time to time in the Company’s filings with the SEC. Readers of this release are cautioned not to place undue reliance on forward-looking statements contained herein, which speak only as of the date stated, or if no date is stated, as of the date of this Current Report. The Company undertakes no obligation to publicly update or revise the forward-looking statements contained herein to reflect changes events or circumstances after the date of this release, unless required by law.

Item 2.01. Completion of Acquisition or Disposition of Assets.

This Current Report on Form 8-K/A amends the Current Report on Form 8-K (the “Original 8-K”) filed by the Registrant on April 30, 2021 reporting under Item 2.01 the completion of its acquisition of the fixed assets of Medihemp, LLC (“Medihemp”) and its wholly owned subsidiary SLAM Enterprises, LLC (“SLAM”), and Medical Cannabis Caregivers, Inc. (“Medical Cannabis”), including:

• Medihemp and SLAM’s respectively own fixed assets and operations of two retail Medical Marijuana Centers located at 1004 S. Tejon Street, Colorado Springs, CO 80903, and 2727 Palmer Park Blvd. Suite A, Colorado Springs, CO 80909.

• Medical Cannabis fixed assets and operation of a retail Medical Marijuana Center located at 5875 Lehman Drive, Ste. 100, Colorado Springs, CO 80918.

• Medical Cannabis’ Medical Marijuana Optional Premises Cultivation license, and Medical Marijuana-Infused Product Manufacturer license, along with fixed assets all located at 2611 Durango Drive, Colorado Springs, CO 80910.

• Associated intellectual property including assignment of the following licenses issued by the Colorado Marijuana Enforcement Division (“MED”) and the corresponding City of Colorado Springs (“City”):

o Medihemp’s, SLAM’s and Medical Cannabis’ respective Medical Marijuana Center licenses; o Medical Cannabis’ Medical Marijuana Infused Product Manufacturer license; and,

o Medical Cannabis’ Medical Marijuana Optional Premises Cultivation licenses.

Under the Original 8-K, the Company stated that the pro forma financial statements required by Item 9.01 would be filed by amendment to the Original 8-K no later than 71 days after the date on which the Original 8-K was required to be filed. This Current Report on Form 8-K/A amends and restates Item 9.01 of the Original 8-K to present certain financial statements of Medihemp and Medical Cannabis, which are filed as exhibits hereto and are incorporated herein by reference. Except for this Explanatory Note, the filing of the financial statements and the pro forma financial information required by Item 9.01, there are no changes to the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

The following consolidated financial statements of Medihemp, LLC, and its wholly owned subsidiary SLAM Enterprises, LLC, and Medical Cannabis Caregivers, Inc., and are being filed as exhibits hereto and are incorporated by reference herein:

Exhibit 99.1 — Medihemp, LLC and Medical Cannabis Caregivers, Inc. DBA Naturaleaf Combined Financial Statements For the Years Ended December 31, 2020 and 2019.

(b) Pro forma financial information.

The following pro forma financial information is being filed as an exhibit hereto and is incorporated by reference herein:

Exhibit 99.2 — Unaudited Pro Forma Condensed Consolidated Financial Information for the Year Ended December 31, 2020

(c) Not Applicable.

(d) Exhibits

Exhibit No.	Document	Location
23.1 99.1 99.2

Consent of BF Borgers CPA PC

Medihemp, LLC and Medical Cannabis Caregivers, Inc. DBA Naturaleaf Combined Financial Statements For the Years Ended December 31, 2020 and 2019.

Unaudited Pro Forma Combined Financial Information for the Year Ended December 31, 2020

Filed Herewith Filed Herewith Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated July 9, 2021

AMERICAN CANNABIS COMPANY, INC.

(Registrant)

By: /s/ Terry Buffalo

Terry Buffalo

Principal Executive Officer